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                                                                     Exhibit 4.7


                                                September 15, 1999


Meditrust Corporation                            Meditrust Operating Company
197 First Avenue                                 197 First Avenue
Suite 300                                        Suite 100
Needham, MA 02194                                Needham, MA 02194

Ladies and Gentlemen:

         We refer to that certain Registration Rights Agreement dated as of January 3, 1998 by and among the undersigned and you, as amended and extended (as so amended and extended, the "Registration Rights Agreement"). Each of the undersigned hereby agrees that the time periods for filing the Shelf Registration Statement (as defined in the Registration Rights Agreement) and causing such Shelf Registration Statement to be declared effective by the Securities and Exchange Commission are hereby reinstated and extended to February 1, 2000 and March 1, 2000, respectively. Except for the foregoing extensions, all other terms of the Registration Rights Agreement remain in full force and effect.


                                                THOMAS M. TAYLOR & CO.


                                                By: /S/W.P. HALLMAN, JR.
                                                    ----------------------------
                                                    Name:  W.P. Hallman, Jr.
                                                    Title:    Vice President


                                                SID R. BASS, INC.


                                                By: /S/W.P. HALLMAN, JR.
                                                    ----------------------------
                                                    Name:  W.P. Hallman, Jr.
                                                    Title:    Vice President




                                                                  EXECUTION COPY


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                                        LEE M. BASS, INC.


                                        By: /S/W.P. HALLMAN, JR.
                                            ------------------------------------
                                            Name:  W.P. Hallman, Jr.
                                            Title:    Vice President


                                        THE BASS MANAGEMENT TRUST


                                        By: /S/W.P. HALLMAN
                                            ------------------------------------
                                            Perry R. Bass, Trustee,
                                            by W.P. Hallman, Attorney-in-fact


                                        THE AIRLIE GROUP, L.P.

                                        By:  EBD, L.P., General Partner,
                                            ------------------------------------
                                             By:  TMT-FW Inc.,

                                                       By: /S/W.P. HALLMAN, JR.
                                                           ---------------------
                                                              W.P. Hallman, Jr.
                                                              Vice President


                                        /S/WILLIAM P. HALLMAN, JR.
                                        ----------------------------------------
                                        WILLIAM P. HALLMAN, JR.


                                        ANNIE R. BASS GRANDSON'S TRUST FOR
                                        LEE M. BASS


                                        By: /S/WILLIAM P. HALLMAN, JR.
                                        ----------------------------------------
                                            William P. Hallman, Jr., Trustee




                                                                  EXECUTION COPY


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                                     ANNIE R. BASS GRANDSON'S TRUST FOR
                                     SID R. BASS


                                     By: /S/WILLIAM P. HALLMAN, JR.
                                         ---------------------------------------
                                         William P. Hallman, Jr., Trustee



                                     /S/PETER STERLING
                                     -------------------------------------------
                                     PETER STERLING



                                     /S/ GARY L. MEAD
                                     -------------------------------------------
                                     GARY L. MEAD


                                     HYATT ANNE BASS SUCCESSOR TRUST

                                     By:  Panther City Investment Co., Trustee


                                            By: /S/W.P. HALLMAN, JR.
                                                --------------------------------
                                                W.P. Hallman Jr.,
                                                Vice President


                                     SAMANTHA SIMS BASS SUCCESSOR TRUST

                                     By:  Panther City Investment Co., Trustee


                                            By: /S/W. P. HALLMAN, JR.
                                                --------------------------------
                                                W.P. Hallman Jr.,
                                                Vice President



                                                                  EXECUTION COPY


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                                      PORTFOLIO C INVESTORS, L.P.

                                      By:  Portfolio Associates, Inc.,
                                             General Partner

                                             By: /S/W.P. HALLMAN, JR.
                                                 -------------------------------
                                                 W.P. Hallman Jr.,
                                                 Vice President



Accepted and agreed to as of this 15th day of September, 1999.


                                      MEDITRUST CORPORATION


                                      By: /S/MICHAEL S. BENJAMIN
                                          --------------------------------------
                                          Name: Michael S. Benjamin, Esq.
                                          Title:   Senior Vice President



                                      MEDITRUST OPERATING COMPANY


                                      By: /S/MICHAEL S. BENJAMIN
                                          --------------------------------------
                                          Name: Michael S. Benjamin, Esq.
                                          Title: Authorized Agent



                                                                  EXECUTION COPY


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